UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2008
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Delaware	1-14303	36-3161171

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)
One Dauch Drive, Detroit, Michigan          48211-1198
(Address of principal executive offices)          (zip code)
Registrant’s telephone number, including area code: (313) 758-2000
Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 29, 2008, American Axle & Manufacturing Holdings, Inc. announced the appointment of David C. Dauch as president & chief operating officer, effective June 1, 2008. Mr. D. C. Dauch currently serves as executive vice president & chief operating officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
	By:	/s/ Patrick S. Lancaster
Patrick S. Lancaster
Dated: May 29, 2008		Vice President, Chief Administrative Officer & Secretary